UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2023

Zivo Bioscience, Inc.
(Exact name of Registrant as Specified in Its Charter)

Nevada	000-30415	87-0699977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 East Long Lake Road, Suite 100, Bloomfield Hills, Michigan	48304
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 452-9866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIVO	The Nasdaq Stock Market LLC
Warrants to purchase shares of Common Stock, par value $0.001 per share	ZIVOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On October 24, 2023, Zivo Bioscience, Inc. (the “Company”) filed a certificate of amendment to its articles of incorporation with the Secretary of State of the State of Nevada (the “Certificate of Amendment”) to (i) effectuate a reverse stock split (the “Reverse Stock Split”) of its issued and outstanding shares of common stock and treasury shares on a 1-for-6 basis and (ii) decrease the number of total authorized shares of Common Stock of the Company from 150,000,000 to 25,000,000 shares. The Certificate of Amendment becomes effective at 5:00 p.m. (Eastern Time) on October 26, 2023 (the “Effective Time”). The action was approved by the Company’s Board of Directors on October 24, 2023.

As of the Effective Time, every 6 shares of issued and outstanding Common Stock will be converted into one share of Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split. Instead, a holder of record of old Common Stock as of immediately prior to the Effective Time who would otherwise have been entitled to a fraction of a share is entitled to receive cash in lieu thereof.

The Company’s transfer agent, Issuer Direct Corporation, is acting as the exchange agent for the Reverse Stock Split. The Reverse Stock Split will not alter the par value of the Company’s common stock or modify any voting rights or other terms of the Common Stock.

In addition, pursuant to their terms, a proportionate adjustment will be made to the per share exercise price and number of shares issuable under all of the Company’s outstanding stock options and warrants to purchase shares of Common Stock, and the number of shares authorized and reserved for issuance pursuant to the Company’s equity incentive plan will be reduced proportionately.

The above description of the Certificate of Amendment and the Reverse Stock Split is a summary of the material terms thereof and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1, as filed with the Secretary of State of the State of Nevada on October 24, 2023 (effective as of 5:00 p.m. (Eastern Time) on October 26, 2023).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment filed with the Secretary of State of the State of Nevada
99.1	Press release of the Company, dated October 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIVO BIOSCIENCE, INC.

Dated: October 26, 2023	By:	/s/ Keith Marchiando
Keith Marchiando Chief Financial Officer

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